Exhibit 99.2
Second Quarter 2010 Earnings
August 12, 2010
NYSE Amex: SIHI
www.sinohub.com

www.sinohub.com

 This presentation contains “forward-looking statements” within the meaning of the “safe-harbor”
 provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the company to differ materially from the results expressed or implied by such statements, including changes of anticipated sales levels, future international, national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products and services, marketing existing products and services, customer acceptance of existing and new products and services, and other factors, including those factors described on Exhibit 99.1 to
 SinoHub’s Current Report on Form 8-K filed on September 28, 2009. Any statements that are not historical facts and that express, or involve discussions, as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,”
 “intends,” “plans,” and “projection”) are not historical facts, may be forward-looking statements and may involve estimates and uncertainties. Accordingly, although the company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The company undertakes no obligation to update the forward-looking information contained in this presentation.
Safe Harbor Statement

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Q2 2010 Financial Summary
● Total revenues increased 40% YOY
● Gross Profit rose 33% in Q210; 55% in 1st half of 2010
● VCM revenues jumped 107% Q-O-Q to $13.3 million
● ECP revenues down 1% YOY; up 31% in 1st half
● Cash positioned improved $1.2 mill in 1st Half to $9.5
 million
● Accounts Receivable DSO flat YOY at 85 days in Q2

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Q2 2010 Income Statement Summary

Three months ended June 30, ($ mill’s)	Q210	Q209	% Change
Net Sales	$43.9	$31.4	+39.9%
Electronic Components (ECP)	$28.8	$29.1	-1.0%
Virtual Contract Manufacturing (VCM)	$13.3	-	-
Supply Chain Management (SCM)	$1.8	$2.3	-21.7%
Gross Profit	$7.6	$5.7	+32.9%
Net Income	$2.9	$3.2	-9.4%
Diluted EPS	$0.10	$0.13	-23.1%
Weighted Average Shares	28.8M	25.2M	+14.3%

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SinoHub Serves the Mobile Phone Industry in 3 Areas:
Virtual
Contract
Manufacturing
(VCM)
Manufactures and
sells private-label
mobile phones
Electronic
Component
Purchasing
(ECP)
Purchases & sells
electronic
components
Supply
Chain
Management
(SCM)
Warehouses,
imports & delivers
electronic
components
SinoHub
Business
Unit:
What
Function?
Markets
Served?
China
China
Southeast Asian
Developing Countries

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Market Opportunities
* White-box mobile phone market
China consumed US $100B of electronic components in 2009, producing US $400B of finished goods
Source: Reed Electronics Research
Business Unit	Total Available Market
S C M	$1.5B
E C P	$8B
V C M	$8B*

Net Sales $ mill

$2.3
$29.1
ECM
SCM

Net Sales $mill

$13.3
$28.8
$1.8
ECM
SCM
VCM

SINOHUB

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Three Complementary Businesses
Second Quarter 2009
Second Quarter 2010

16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
q209 q309 q409 q110 q210

$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
q209 q309 q409 q110 q210

SINOHUB

www.sinohub.com

ECP Business Remains Solid
ECP Quarterly Gross Margin
ECP Quarterly Net Sales

3
2.5
2
1.5
1
0.5
0
1.8
2.3
1.9
2.6
1.6
1.8
q109
q209
q309
q409
q110
q210

SINOHUB

www.sinohub.com

SCM: Proprietary Software With High Margins
● Industry leading with 6+ years of
 experience
● Relationships with large design
 houses and electronics component
 manufacturers
● High gross margins: 95%-98%
● Annual contracts with high
 customer renewal rates
● Additive to ECP business

1,200
1,000
800
600
400
200
0
(millions)
797 million units
895 million units
1Billion+
2009
2010
2011
Developed Countries
Developing Countries

Source: JP Morgan

SINOHUB

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Projected Mobile Phone Sales
CAGR = 13%

VCM Net Sales
50
40
30
20
10
0
6.4
13.3
30
50
q110
q210
2H10 (*)
FY10 (*)

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VCM: Third Growth Driver
*Company Projections

Net Sales
$200.0
$150.0
$100.0
$50.0
$0.0
$19.1
$29.0
$79.5
$128.4
$180.0
2006
2007
2008
2009
2010E

SINOHUB

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2010 Guidance
Founded:   NYSE Amex:   Headquarters:
2000    SIHI                           Shenzhen, China
2010 Guidance of 40% Growth to $180MM

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Grow Customer Base
Growth Strategy
¡ Strong push for mobile phone sales in Indonesia, India,
 Vietnam, & Malaysia
¡ VCM Sales team launched in 2010
¡ VCM Factory 500+ employees
¡ Factory now producing PCBA motherboards in-house
¡ Enhance SCM service offering
¡ Deploy ECP and VCM Internet-based platforms
 (planned for 2010)
¡ Convert more SCM customers into ECP / VCM customers
¡ Increase number of products per VCM customer
Up-Sell & Cross-Sell
VCM: Deepen
Southeast Asian
Market Penetration

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Contact Us
COMPANY:
Susan Liu    Douglas Menelly
SinoHub, Inc.    SinoHub, Inc.
Phone: +86 150 1377-2683  Phone: +86 139 2524-5053
Email: susan.liu@sinohub.com   Email: dmenelly@sinohub.com
INVESTOR RELATIONS:
Ted Haberfield
HC International, Inc.
Phone: +1 (760) 755-2716
Email: thaberfield@hcinternational.net www.hcinternational.net
Thank you !